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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 1, 2000


                          Discover Card Master Trust I
            --------------------------------------------------------
               (Exact name of registrant as specified in charter)



    Delaware                      0-23108                   51-0020270
    --------                      -------                   ----------
   (State of                    (Commission               (IRS Employer
 Organization)                 File Number)            Identification No.)


c/o Discover Bank
12 Read's Way
New Castle, Delaware                                                  19720
--------------------------------------------                          -----
(Address of principal executive offices)                           (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184
                                                     --------------

Former name or former address, if changed since last report:
                                                     c/o Greenwood Trust Company
                                                     12 Read's Way
                                                     New Castle, Delaware 19720





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Item 5. Other Events

     On August 1, 2000, Greenwood Trust Company, the Delaware state-chartered, FDIC-insured bank that issues the Discover(R) Card, announced it was changing its name to Discover Bank, effective August 1, 2000. Greenwood, under the new Discover Bank name, will continue to act as the Master Servicer, Servicer and Seller for the Discover Card Master Trust I. A press release relating to the name change is attached as Exhibit 99.



Item 7. Exhibits

Exhibit No.   Description

Exhibit 99    Press release dated August 1, 2000



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  Discover Card Master Trust I
                                  (Registrant)


                                  By: Discover Bank (formerly Greenwood Trust
                                      Company)
                                      (Originator of the Trust)


                                  By:         /s/ John J. Coane
                                     -------------------------------------------
                                     John J. Coane
                                     Vice President, Chief Accounting Officer
                                        and Treasurer


Date: August 1, 2000



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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                          Description                        Page
-----------                          -----------                        ----

Exhibit 99                 Press release dated August 1, 2000             5